UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2008

Evergreen Energy Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-14176	84-1079971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 1300, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 293-2992

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02 Unregistered Sales of Equity Securities.

On September 19, 2008, Evergreen Energy Inc. (the “Company”) exchanged $5,000,000 in aggregate principal amount of the 8.00% convertible secured notes due 2012, CUSIP No. 30024BAA2, of the Company (the “Notes”) with an existing noteholder for an aggregate of 3,944,969 shares of the Company’s common stock, with a par value $.001 per share, (the “Common Stock”).  In issuing the shares of the Common Stock the Company relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.  No commission or other remuneration was provided or given directly or indirectly for such exchange.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN ENERGY INC.

Date: September 24, 2008	By:	/s/ DIANA L. KUBIK
	Name:	Diana L. Kubik
	Title:	Vice President and Chief Financial Officer

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